EXHIBIT 1


PRINCIPAL OFFICERS AND DIRECTORS OF THE
HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                    Title


Henry L. HillmanChairman of the Executive Committee
2000 Grant Buildingand Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette               Chairman of the Board and
2000 Grant Building               Director
Pittsburgh, Pennsylvania 15219

Lawrence M. WagnerPresident, Chief Executive Officer
2000 Grant Buildingand Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, IIIVice President, Secretary, General
1900 Grant BuildingCounsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. LaskowVice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. BurlandoVice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. PhilpVice President - Personnel and
2000 Grant BuildingAdministration
Pittsburgh, Pennsylvania 15219

Richard M. JohnstonVice President - Investments and
2000 Grant BuildingDirector
Pittsburgh, Pennsylvania 15219

John W. HallVice President - Accounting and
1800 Grant BuildingInformation Services
Pittsburgh, Pennsylvania 15219

Timothy O. FisherVice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. CrockerVice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthyVice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P. HallVice President
2000 Grant Building
Pittsburgh, PA 15219

Joseph C. ManzingerVice President
2000 Grant Building
Pittsburgh, PA 15219

Maurice J. WhiteVice President, Shareholder Services
1800 Grant Building
Pittsburgh, PA 15219

Charles H. Bracken, Jr.Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. JohnsonTreasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard RoeschAssistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. AdamcykAssistant Secretary and
2000 Grant BuildingAssistant Treasurer
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley          Vice President, Associate General
1900 Grant BuildingCounsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel ConleyController - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. PoljakController - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. HillmanDirector
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Audrey Hillman FisherDirector
2000 Grant Building
Pittsburgh, PA 15219


PRINCIPAL OFFICERS AND DIRECTORS OF WILMINGTON
INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, IIIPresident and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrieVice President, Chief Financial Officer,
824 Market Street, Suite 900     Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini     Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. BrownAssistant Vice President and
824 Market Street, Suite 900Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson     Assistant Secretary and
2000 Grant BuildingAssistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner     Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner     Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene ClarkeDirector
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE
U.S. CITIZENS

H. Vaughan Blaxter, IIIPresident
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrieVice President, Chief Financial
824 Market Street, Suite 900Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini     Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                   Assistant Vice President and
824 Market Street, Suite 900Assistant Secretary
Wilmington, Delaware 19801

Carol J. Cusick RileySecretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson          Assistant Secretary and
2000 Grant Building               Assistant Treasurer
Pittsburgh, Pennsylvania 15219




Jody B. CosnerAssistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. BachnerAssistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene ClarkeDirector
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
HCC INVESTMENTS, INC. AND JULIET CHALLENGER, INC.,
ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III     President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie      Vice President, Chief Financial
824 Market Street, Suite 900     Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini     Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown     Assistant Vice President and
824 Market Street, Suite 900     Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson     Assistant Secretary and
2000 Grant Building     Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. CosnerAssistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801




Joan E. BachnerAssistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene ClarkeDirector
824 Market Street, Suite 900
Wilmington, Delaware 19801

PRINCIPAL OFFICERS AND DIRECTORS OF
HILLMAN PROPERTIES WEST, INC., ALL OF WHOM
ARE U.S. CITIZENS

H. Vaughan Blaxter, III     President, Secretary and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrieVice President and Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Lario M. MariniSenior Vice President
Wilmington Trust Center
Wilmington, Delaware 19801

Stephen P. SmithVice President
2030 Main Street, Suite 640
Irvine, California 92614

Christopher D. HarrisVice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Richard H. BrownAssistant Vice President and
824 Market Street, Suite 900Assistant Secretary
Wilmington, Delaware 19801

Eric C. JohnsonAssistant Secretary and
2000 Grant BuildingAssistant Treasurer
Pittsburgh, Pennsylvania 15219

Michael S. AdamcykAssistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Jody B. CosnerAssistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. BachnerAssistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Russell W. Ayres, IIIDirector
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick RileyDirector
1900 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A DATED
NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE FOUR HILLMAN TRUSTS DATED 11/16/64,
BOTH OF WHOM ARE U.S. CITIZENS

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Thomas G. Bigley
One Oxford Centre, 28th floor
Pittsburgh, Pennsylvania 15219
